SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 29, 2018

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition

Twin Disc, Incorporated (the “Company”) has reported its first quarter 2019 financial results. The Company's press release dated October 29, 2018 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 25, 2018, the Compensation and Executive Development Committee of the Board of Directors of the Company increased the annual base salary of Jeffrey S. Knutson, the Vice-President – Finance, Chief Financial Officer, Treasurer and Secretary of the Company, from $340,000 to $350,000. The increase is effective retroactive to the payroll period beginning September 24, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the Company was held on October 25, 2018. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors. Messrs. Rayburn and Johnson and Ms. Giesselman were elected to serve until the 2021 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Percent(1)	Votes Withheld	Percent(1)	Broker Non-Votes
David B. Rayburn	8,718,720	97.00%	269,358	3.00%	1,129,001
Janet P. Giesselman	8,713,244	96.94%	274,834	3.06%	1,129,001
David W. Johnson	8,718,573	97.00%	269,505	3.00%	1,129,001

Proposal No. 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers.

In an advisory vote, the shareholders of the Company approved the compensation of the Company’s Named Executive Officers.  The Company includes such an advisory vote on the Company’s Named Executive Officer compensation in the its proxy materials every year, and intends to continue to provide such an advisory vote on an annual basis until the next required non-binding advisory vote on the frequency of such votes on executive compensation.  The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	8,563,095	148,558	276,425	1,129,001

Proposal No. 3 - Appointment of RSM US LLP as Independent Registered Public Accounting Firm.

The shareholders of the Company ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	10,027,400	59,643	30,036

Proposal No. 4 – Approval on the Twin Disc, Incorporated 2018 Long-Term Compensation Plan.

The shareholders of the Company approved the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	8,604,793	317,567	65,718

(1)

Percentages shown for election of Directors (Proposal No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Abstentions and broker non-votes were not considered as part of the totals on which percentages were based.

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On October 25, 2018, each of the non-employee Directors of the Company received 3,264 shares of Restricted Stock under the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors (the “Director’s Plan”), representing 50% of their annual Board retainer (exclusive of Committee chair fees). A copy of the Director’s Plan was included as Appendix B of the Proxy Statement for the Annual Meeting of Shareholders held on October 15, 2010 (File No. 001-07635). The form of Restricted Stock Agreement entered into between the Company and each non-employee Director was filed as Exhibit 10.3 to the Company’s Form 8-K filed on October 19, 2010 (File No. 001-07635).

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release announcing first quarter 2019 financial results.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 29, 2018	Twin Disc, Inc.

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary